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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 22, 2005



               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-17).

                                  CWABS, INC.
                         ----------------------------
              (Exact name of registrant as specified in charter)

         Delaware                            333-125164             95-4596514
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(State or Other Jurisdiction of       (Commission File Number)   (IRS Employer
Incorporation) Identification No.)

 4500 Park Granada, Calabasas, California                    91302
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(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code (818) 225-3237
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Item 8.01.    Other Events.

Filing of Other Materials

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its CWABS Asset-Backed Certificates Trust 2005-17, Asset-Backed Certificates, Series 2005-17 (the "Certificates").

Incorporation of Certain Documents by Reference

     In connection with the issuance of the Certificates, the Company is filing herewith the consent of KPMG LLP ("KPMG") to being named as "experts" and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 15, 2005; Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the three- and nine-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the Commission on November 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed with the Commission on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005, August 2, 2005, December
5, 2005, and December 9, 2005 and the information deemed to be filed under
Item 2.02 contained in Ambac Financial Group's Current Report on Form 8-K dated and filed on October 19, 2005, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference into the Company's registration statement and the prospectus supplement relating to the Certificates and shall be deemed to be a part hereof. The consent of KPMG to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement is attached hereto as Exhibit 23.1.



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Item 9.01.    Financial Statements, Pro Forma Financial Information
              and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

               23.1 Consent of KPMG LLP, Independent Registered Public
                    Accounting Firm of Ambac Assurance Corporation




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                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWABS, INC.




                                                    By: /s/ Leon Daniels, Jr.
                                                        -----------------------
                                                    Name:  Leon Daniels, Jr.
                                                    Title:  Vice President


Dated:  December 27, 2005





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




                                 Exhibit Index



Exhibit No.           Description

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation




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